Exhibit 99.2

Jack Phillips President & CEO Accelerate Diagnostics, Inc January 2021 39 TH ANNUAL J.P. Morgan Healthcare Conference

2 Cautionary Note On Forward - Looking Statements © Copyright 2021 Accelerate Diagnostics, Inc. All Rights Reserved. The “ACCELERATE DIAGNOSTICS” and “ACCELERATE PHENO” and “ACCELERATE PHENOTEST” and diamond shaped logos and marks are registered trademarks of Accelerate Diagnostics, Inc. All other trademarks are the property of their respective owners. Certain statements in this presentation may constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements such as our preliminary unaudited 2020 performance and financial results, ou r plans to expand our AST product offerings, our expectation that we will experience first mover advantages, the size of our to tal addressable market, 2021 expectations, our 3 - year plan to significantly grow Pheno market share and expand available market with Pheno 2.0, new partnerships and new geographies, 3 - year market expansion expectations, and long - term market penetration estimates. Forward - looking statements may contain words such as “will,” “may,” “expect,” “believe,” “likely,” “anticipate,” simi lar expressions, and variations or negatives of these words. Forward - looking statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Management is not under any obligation, and we expressly disclaim any obligation, to update, alter, or otherwise revise any forward - looking statem ents, whether as a result of new information, future events, or otherwise. You are cautioned not to place undue reliance on these f orw ard - looking statements which speak only as of the date hereof. Forward - looking statements include projections, statements about our future and those that are not historical facts. All forward - looking statements that are made in this presentation are subject to risks, uncertainties and other factors that could cause our actual results to differ materially. These are discussed in greater detail in our Annual Report on Form 10 - K for the year ended Decembe r 31, 2019 and other reports we file with the SEC.

PURPOSE We deliver lifesaving answers for patients with serious infections MISSION Expand our market leadership in Rapid ID/AST by delivering innovation with clear clinical and financial value for health systems and patients 3

270,000 deaths in the U.S. annually 2 Sepsis is the most significant cost and source of mortality in U.S. hospitals 1. U.S. Department of Health and Human Services study: Sepsis Among Medicare Beneficiaries: 1. The Burdens of Sepsis, 2012 - 2018 (Ma rch 2020) 2. Centers for Disease Control and Prevention ( cdc.gov /sepsis/ datareports ) $62B cost to the U.S. healthcare system in 2019 1 To save lives in public health emergencies, we must solve sepsis.” “ RICK BRIGHT, PhD Deputy Assistant Secretary U.S. DEPARTMENT OF HEALTH AND HUMAN SERVICES 4

The high cost of sepsis is worsening due in part to rising antimicrobial resistance 1 in 3 1. NIH study by Burnham et al. https:// dx.doi.org /10.1017/ice.2018.304 2. U.S. Department of Health and Human Services study: Sepsis Among Medicare Beneficiaries: 1. The Burdens of Sepsis, 2012 - 2018 (Ma rch 2020) 2019 $62B 2016 $30B 2x sepsis patients have infections now caused by a resistant organism 1 increase in cost of sepsis in 3 yrs 2 5

COVID - 19 is exacerbating the problem 72% of COVID - 19 patients received antibiotics when not clinically indicated 1 Langford BJ, So M, Raybardhan S, et al. Bacterial co - infection and secondary infection in patients with COVID - 19: a living rapid review and meta - analysis. Clin Microbiol Infect 2020; published online July 22. https:// doi.org /10.1016/j.cmi.2020.07.016. Antimicrobial resistance rates expected to increase due to: Spike in use of antibiotics Pausing of stewardship programs Resources diverted from surveillance 6

Most of the costs of sepsis are avoidable 80% of sepsis deaths could be prevented with rapid diagnosis and treatment 7.6% decrease in chance of survival per hour of delay of effective therapy Kumar A, et al. Duration of hypotension before initiation of effective antimicrobial therapy is the critical determinant of s urv ival in human septic shock. Crit Care Med 2006; 34(6):1589 - 96. Faster diagnosis faster therapy better outcomes 7

Conventional methods are too slow to affect the change needed for hospitals and patients Based on studies by Accelerate Pheno ® system customers. 8

Our solution is the Accelerate Pheno ® system Fast, actionable results faster time to optimal therapy Based on studies by Accelerate Pheno ® system customers. 9

Cost Savings $1,000 – 3,100 per patient Shorter Length of Stay 2 days Mortality Reduction 8 % Shorter Time to Optimal Therapy 1.1 – 2.2 days Reduced ABX Usage 2 days on therapy Based on studies by Accelerate Pheno ® system customers. The Accelerate Pheno delivers proven system - wide clinical and economic benefits CLINICAL ECONOMIC 10

ID/AST restated market value 1 $3.7B ID/AST tests per annum 2 All Other Micro Samples 2 Blood Resp. >100M tests North America EMEA APAC 3 Total Blood: 2.3 1.9 3.3 7.5 Respiratory: 0.9 0.9 0.7 2.5 All Other Micro Samples : 2 38.5 31.8 54.9 125.3 Total: 41.8 34.6 58.9 135.3 (in MM) 1. Approximate figures shown based on management estimates and at various average unit prices 2. Based on management best estimates 3. Includes China 11 First mover advantage: in highest - acuity segment of substantial IVD market

7 54 164 268 Dec-17 Dec-18 Dec-19 Dec-20 1. Contracted Pheno placements by geography: North America: 419, EMEA: 165; Preliminary unaudited 2. Preliminary unaudited 268 Live Phenos , with Backlog of >125 +63% Year - over - year growth in revenue - generating installed base 2 12 Continuing to grow number of live customers in our principal U.S. market Shown: Cumulative Live Phenos 1

1. Preliminary unaudited financial results 2. “Includes $32M raised through a recent equity purchase by certain insiders, which is subject to customary closing conditions Revenue: Gross Margin: Net Cash Burn: Cash Balance: +54% U.S. revenue growth over prior year $11.2M ~ 40% $41M ~ $100M 2 13 Delivered top - line growth and strengthened balance sheet exiting 2020 1

Optimize the selling, implementation, and robustness of Pheno offering Expand the available market through new geographies, partnerships, and Pheno 2.0 3 - year plan to significantly grow Pheno market share and expand available market with Pheno 2.0 Accelerate the Pheno opportunity through PhenoAST ™ and PhenoPrep ™ product extensions 14

Optimize the selling, implementation, and robustness of Pheno offering 15

Optimizing the sales process Leverage growing & dedicated customer base for aggressive share capture: Referral & regional strategy expansions Improving access to new opportunities Increasing focus on secondary infections, bed utilization, and antimicrobial resistance due to COVID 44% conversion of clinically live accounts to long - term contracts +63% growth in revenue - generating installed base in 2020 16

Optimizing implementation process and product robustness

Implementation Process

→ Process overhaul showing strong results

→ 100% forecast accuracy for Q4

→ Trending toward target of 6-9mo average time to go-live



Quarterly Live U.S. Phenos Progression in 2020
164
197
201
223
268
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20

Product Robustness

→ Continued focused on customer experience with Pheno

→ Continued ID & AST improvements, some beginning to roll out now

→ Additional drugs planned for near-term launches

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ACCELERATE DIAGNOSTICS

Accelerate The Pheno opportunity through Accelerate PhenoAST ™ and Accelerate PhenoPrep® product extensions 18

Accelerating market penetration through Pheno product extensions MARKET SHARE TIME PhenoTest BC Kit Extensions PhenoAST (AST - only test on Pheno) PhenoPrep (automated MALDI workflow) 19

Accelerating market penetration through launches of PhenoAST and PhenoPrep product extensions

	ID/AST Workflow Today		Rapid Pheno Workflows	
Conventional Customer (Slow ID&AST)		Slow ID (48hrs) Slow AST (48hrs)	 PhenoTest ID/AST	Rapid ID (1hr) Rapid AST (7hrs)
Fast ID Customer (Rapid ID & Slow AST)		Rapid ID (1-2hrs) Slow AST (48hrs)	 Existing MDx + PhenoAST	Rapid ID (1-2hrs) Rapid AST (7hrs)
MALDI ID Customer (Slow or Rapid MALDI ID & Slow AST)		Slow ID (21hrs) Slow AST (48hrs)	 PhenoPrep + Existing MALDI + PhenoAST	Rapid ID (1-2hrs) Rapid AST (7hrs)

20

Expand the available market through new geographies, partnerships, and Pheno 2.0 21

Continuing Geographic Expansion China clinical trials continue • Continue Type Testing and clinical trial preparations • Secured first clinical customer in Hong Kong • Continue to build regional KOL network 22 EMEA restructuring complete • Focused approach in Southern Europe and the Middle East • Improved commercial and operational execution

Synergistic Partnerships DIAGNOSTIC STEWARDSHIP ANTIBIOTIC STEWARDSHIP Clinical Patient Evaluation Testing for Infection Source & Type Adjust & Optimize Therapy Early Detection Detection & Culture ID/AST Host Response Ascend MALDI Partnership Other synergistic partnerships across the sepsis management continuum under evaluation Pheno , PhenoPrep , Pheno 2.0 OTHER Sophonix Partnership (COVID - 19 IgG+IgM Testing) 23

Pheno 2.0, a step - function innovation in rapid AST 24 Current prototype puts Pheno 2.0 on track to be: = $ $ Equivalent accuracy & MICs across broad drug panel 1/10 instrument size & cost Accurate Higher Throughput Lower Cost 1/10 consumable cost < Multi - sample Capable Pheno Pheno 2.0 Enabling increased margin profile & access to higher volume samples Supporting random - access/high - throughput analysis of diverse samples Engineered to be multi - sample capable with initial focus on isolates & rapid blood + + 24

Optimize Significantly more new customers contracted Go - Live cycle approaching 9 months Product optimizations delivered Expand Achieve Pheno 2.0 milestone Deliver revenue - generating partnership Complete first phase of China registration process COVID - 19 continues to impact hospital access, the predictability of new customer contracting, implementation timing, and, therefore, revenues. As a result, the company is not providing financial guidance at this time. Accelerate Launch PhenoAST Launch PhenoPrep 2021 Expectations 25

3 - Year Market Expansion Expectations Market share growth and innovation significantly expand available market 1 $1B Pheno + Product Extensions Addressable Market >$3B Market expansion with Pheno 2.0 launch & entry into Chinese market ▪ Long - term gross margin target of ~70% ▪ Strategic importance to Pharma & major diagnostics players ▪ Government interest in antimicrobial resistance & Rapid AST US & EMEA Blood China Blood Pheno 2.0, Next Generation Platform Other Value Drivers 1. Approximate figures shown based on management estimates and at various average unit prices 26

Summary WHO WE ARE A diagnostics company based in Arizona, founded in 2012, with the purpose of delivering lifesaving answers for patients with serious infections. THE PROBLEM Due to the overuse of antibiotics, the human and hospital costs of treating conditions like sepsis are increasing. Each year, sepsis causes hundreds of thousands of potentially avoidable deaths and adds an estimated $62 billion in costs to the U.S. healthcare system. OUR SOLUTION The Accelerate Pheno system uses proprietary technology to identify pathogens and report antibiotic susceptibility testing results in about 8 hours, allowing antibiotic optimization days earlier than conventional methods. MARKET OPPORTUNITY / FUNDAMENTALS First - mover advantage with high barriers to entry in a $3.7B market. Razor/blade business model should support normalized 70% GM with significant FCF at scale, all while advancing our mission to save lives and reduce healthcare costs. RUNWAY FOR GROWTH Will exit 2020 with single - digit penetration after approximately quadrupling our revenue - generating instrument base over the past two years. 27